Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

Lateef Focused Sustainable Growth FUND

(the “Fund”)

Class A

Class I

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated April 5, 2021 to the Prospectus and Statement of Additional Information (“SAI”)

for the Fund dated September 1, 2020

This information in this supplement updates and amends certain information contained in the Prospectus and SAI and should be read in conjunction with such documents.

Effective April 1, 2021, Lateef Investment Management, L.P., investment adviser to the Fund, changed its name to Tran Capital Management. Accordingly, all references to Lateef Investment Management, L.P are replaced with Tran Capital Management.

The Board of Trustees of the Trust also approved, effective April 15, 2021, the name change of the Fund to the Tran Capital Focused Fund. Accordingly, effective April 15, 2021, all references to Lateef Focused Sustainable Growth Fund are replaced with Tran Capital Focused Fund.

Also, effective April 5, 2021, the Fund’s website www.lateef.com/lateef-focused-sustainable-growth-fund was replaced with www.trancapital.com/tran-capital-focused-fund. Accordingly, all references to www.lateef.com/lateef-focused-sustainable-growth-fund are replaced with www.trancapital.com/tran-capital-focused-fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE